KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Fund 1:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Fund 1, comprised of the MML Equity Division (Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes, including the financial highlights in Note 8, for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2024, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the underlying mutual fund or its transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 6, 2025

LA2059	F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Massachusetts Mutual Variable Annuity Fund 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024

MML Equity Division
ASSETS
Investments
Number of shares	69,184
Identified cost	$1,805,692
Value	$2,106,395
Total assets	2,106,395
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1,361
Total liabilities	1,361
NET ASSETS	$2,105,034
Net Assets:
Accumulation units - value	$1,993,831
Contracts in payout (annuitization) period	111,203
Net assets	$2,105,034
Outstanding units
Contract owners	22,640
UNIT VALUE
Fund 1	$92.98

See Notes to Financial Statements

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Massachusetts Mutual Variable Annuity Fund 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Years Ended December 31, 2024 and 2023

	MML Equity Division	MML Equity Division
	2024	2023
Investment income
Dividends	$40,500	$40,457
Expenses
Mortality and expense risk charge	15,459	14,116
Net investment income (loss)	25,041	26,341
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	31,749	(7,314)
Realized gain distribution	21,570	154,166
Realized gain (loss)	53,319	146,852
Change in net unrealized appreciation (depreciation) of investments	280,223	(16,969)
Net gain (loss) on investments	333,542	129,883
Net increase (decrease) in net assets resulting from operations	358,583	156,224
Capital transactions:
Transfers due to death benefits	(120,769)	-
Transfers due to withdrawal of funds	(84,314)	(178,538)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(19,052)	17,863
Transfers due to annuity benefit payments	(28,831)	(27,758)
Transfers due to expense guarantee adjustment	2,723	1,804
Net increase (decrease) in net assets resulting from capital transactions	(250,243)	(186,629)
Total increase (decrease)	108,340	(30,405)
NET ASSETS, at beginning of the year	1,996,694	2,027,099
NET ASSETS, at end of the year	$2,105,034	$1,996,694

See Notes to Financial Statements

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Massachusetts Mutual Variable Annuity Fund 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Fund 1 (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on April 24, 1968. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account’s assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2024, the Separate Account consisted of the following division which was invested in the corresponding mutual fund:

The division listed in the first column
Division	invests in the fund in this column

MML Equity Division	MML Equity Fund[1]

1 MML Investment Advisers, LLC is the investment adviser to this Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Massachusetts Mutual Variable Annuity Fund 1 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying fund held by the MML Equity division are carried at fair value which is based on the closing net asset value of the underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of the current law results in a tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

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Notes To Financial Statements (Continued)

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from the Separate Account to MassMutual totaled $19,052 for the year ended December 31, 2024. Net transfers from MassMutual to the Separate Account totaled $17,863 for the year ended December 31, 2023. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

G.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using either the 71 IAM or 83 IAM table.

H.	Single Reportable Segment

The Separate Account derives revenues from variable annuity products. MassMutual has identified the Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

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Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2024. There have been no transfers between levels for the year ended December 31, 2024.

5.	RELATED PARTY TRANSACTIONS

Receivable from/Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

6.	PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2024 were as follows:

	MML Equity Division	MML Equity Division
	2024	2023
Cost of purchases	$135,527	$215,173
Proceeds from sales	(337,801)	(221,281)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years in the two-year period ended December 31, 2024 were as follows:

	MML Equity Division	MML Equity Division
	2024	2023
Units purchased	-	245
Units withdrawn	(2,843)	(2,867)
Net increase (decrease)	(2,843)	(2,622)
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Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS
A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2024 follows:
	At December 31,			For the Years Ended December 31,
				Investment
		Net Assets		Income	Expense	Total
	Units	Unit Value[3]	Amount	Ratio[1]	Ratio[2]	Return[3]
MML Equity Division
2024	22,640	$92.98	$2,105,034	1.92%	0.73%	18.67%
2023	25,484	78.35	1,996,694	2.09	0.73	8.63
2022	28,105	72.13	2,027,099	1.60	0.73	(5.19)
2021	29,259	76.08	2,225,976	1.65	0.73	29.48
2020	32,090	58.76	1,885,495	2.33	0.73	2.41

1 The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2 The expense ratios represent the annualized contract expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

B.	The Separate Account is assessed a mortality and expense risk charge. MassMutual will make deductions, for all contract years, equal on an annual basis, to 0.73% of the average daily net assets for mortality and expense risks undertaken by MassMutual. This charge is assessed through daily pricing of unit values for all contracts contained within the Separate Account. A one time front-end charge is also made for sales and administrative charges. The charge ranges from 8.75% for single purchase payment and 9% for periodic purchase payments. This charge is assessed through a reduction in the number of units purchased.

9.	EXPENSE GUARANTEE ADJUSTMENT

MassMutual will reimburse the Separate Account for any per share expenses of MML Equity Fund attributable to shares of MML Equity Fund held by the Separate Account other than (1) the annual investment management fee payable to MassMutual by MML Equity Fund, (2) brokerage commissions and other capital items payable in connection with the purchase or sale of MML Equity Fund’s investments and (3) interest on account of any borrowings by MML Equity Fund. The Separate Account was reimbursed $2,723 and $1,804 in each of the years ended December 31, 2024 and 2023, respectively.

10. SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 6, 2025, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

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